Exhibit 99.2
Tower Group, Inc.
Schedule of Adjusted Segment Results of Operations
Commercial Insurance & Personal Insurance Combined

	Year ended	Three-months ended				Year ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
($ in millions)	2009	2010	2010	2010	2010	2010

Revenues
Premiums earned
Gross premiums earned	$1,046,260	$321,819	$320,936	$441,920	$434,963	$1,519,638
Less: ceded premiums earned	(191,549)	(53,773)	(47,970)	(63,140)	(62,086)	(226,969)

Net premiums earned	854,711	268,046	272,966	378,780	372,877	1,292,669
Ceded commission revenue	43,937	10,188	8,453	10,916	8,511	38,068
Policy billing fees	2,944	771	1,010	1,895	2,579	6,255

Total revenue	901,592	279,005	282,429	391,591	383,967	1,336,992

Expenses
Loss and loss adjustment expenses
Gross loss and loss adjustment expenses	566,762	196,950	190,279	265,767	231,424	884,420
Less: ceded loss and loss adjustment expenses	(91,265)	(27,613)	(30,412)	(34,303)	(8,069)	(100,397)

Net loss and loss adjustment expenses	475,497	169,337	159,867	231,464	223,355	784,023
Underwriting expenses
Direct commission expenses	202,858	57,923	58,551	81,050	68,572	266,096
Other underwriting expenses	142,749	50,003	48,788	66,832	73,797	239,420

Total underwriting expenses	345,607	107,926	107,339	147,882	142,369	505,516

Underwriting profit	$80,488	$1,742	$15,223	$12,245	$18,243	$47,453

Key Measures
Premiums written
Gross premiums written	$1,070,716	$283,249	$331,662	$447,600	$433,860	$1,496,371
Less: ceded premiums written	(184,527)	(35,956)	(39,220)	(57,938)	(49,193)	(182,307)

Net premiums written	$886,189	$247,293	$292,442	$389,662	$384,667	$1,314,064

Calendar Year Loss Ratio
Gross	54.2%	61.2%	59.3%	60.1%	53.2%	58.2%
Net	55.6%	63.2%	58.6%	61.1%	59.9%	60.7%
Underwriting Expense Ratios
Gross	32.8%	33.3%	33.1%	33.0%	32.1%	32.9%
Net	35.0%	36.2%	35.9%	35.7%	35.2%	35.7%
Combined Ratio
Gross	87.0%	94.5%	92.4%	93.1%	85.3%	91.1%
Net	90.6%	99.4%	94.5%	96.8%	95.1%	96.4%

Tower Group, Inc.
Schedule of Adjusted Segment Results of Operations
Commercial Insurance Segment Information

	Year ended	Three-months ended				Year ended
	December 31,	March 31,	June 30,	September 30,	December 31,	December 31,
($ in thousands)	2009	2010	2010	2010	2010	2010

Revenues
Premiums earned
Gross premiums earned	$887,420	$278,628	$274,101	$272,376	$271,610	$1,096,715
Less: ceded premiums earned	(149,203)	(45,197)	(43,958)	(34,791)	(31,754)	(155,700)

Net premiums earned	738,217	233,431	230,143	237,585	239,856	941,015
Ceded commission revenue	39,355	9,142	9,428	9,239	4,189	31,998
Policy billing fees	2,215	580	710	720	732	2,742

Total revenue	779,787	243,153	240,281	247,544	244,777	975,755

Expenses
Loss and loss adjustment expenses
Gross loss and loss adjustment expenses	486,894	162,590	174,919	172,909	164,633	675,051
Less: ceded loss and loss adjustment expenses	(80,166)	(26,830)	(29,151)	(24,542)	(5,206)	(85,729)

Net loss and loss adjustment expenses	406,728	135,760	145,768	148,367	159,427	589,322
Underwriting expenses
Direct commission expenses	174,105	50,005	50,711	52,585	38,050	191,351
Other underwriting expenses	114,825	40,864	41,501	40,124	32,659	155,148

Total underwriting expenses	288,930	90,869	92,212	92,709	70,709	346,499

Underwriting profit	$84,129	$16,524	$2,301	$6,468	$14,641	$39,934

Key Measures
Premiums written
Gross premiums written	$884,676	$247,512	$279,767	$279,146	$277,407	$1,083,832
Less: ceded premiums written	(153,814)	(28,075)	(34,882)	(25,951)	(7,662)	(96,570)

Net premiums written	$730,862	$219,437	$244,885	$253,195	$269,745	$987,262

Calendar Year Loss Ratio
Gross	54.9%	58.4%	63.8%	63.5%	60.6%	61.6%
Net	55.1%	58.2%	63.3%	62.4%	66.5%	62.6%
Underwriting Expense Ratios
Gross	32.3%	32.4%	33.4%	33.8%	25.8%	31.3%
Net	33.5%	34.8%	35.7%	34.8%	27.4%	33.1%
Combined Ratio
Gross	87.2%	90.8%	97.2%	97.3%	86.4%	92.9%
Net	88.6%	93.0%	99.0%	97.3%	93.9%	95.8%

Tower Group, Inc.
Schedule of Adjusted Segment Results of Operations
Personal Insurance Segment Information

	Year Ended	Year ended December 31, 2010
	December 31,		Reciprocal
($ in thousands)	2009	Tower	Exchanges	Total

Revenues
Premiums earned
Gross premiums earned	$158,840	$308,925	$113,998	$422,923
Less: ceded premiums earned	(42,346)	(51,062)	(20,207)	(71,269)

Net premiums earned	116,494	257,863	93,791	351,654
Ceded commission revenue	4,582	4,019	2,051	6,070
Policy billing fees	729	3,213	300	3,513

Total revenue	121,805	265,095	96,142	361,237

Expenses
Loss and loss adjustment expenses
Gross loss and loss adjustment expenses	79,868	140,537	68,832	209,369
Less: ceded loss and loss adjustment expenses	(11,099)	(8,038)	(6,630)	(14,668)

Net loss and loss adjustment expenses	68,769	132,499	62,202	194,701
Underwriting expenses
Direct commission expenses	28,753	56,392	18,353	74,745
Other underwriting expenses	27,924	59,980	24,292	84,272

Total underwriting expenses	56,677	116,372	42,645	159,017

Underwriting profit	$(3,641)	$16,224	$(8,705)	$7,519

Key Measures
Premiums written
Gross premiums written	$186,040	$285,742	$126,797	$412,539
Less: ceded premiums written	(30,713)	(62,112)	(23,623)	(85,735)

Net premiums written	$155,327	$223,630	$103,174	$326,804

Calendar Year Loss Ratio
Gross	50.3%	45.5%	60.4%	49.5%
Net	59.0%	51.4%	66.3%	55.4%
Underwriting Expense Ratios
Gross	35.2%	36.6%	37.1%	36.8%
Net	44.1%	42.3%	43.0%	42.5%
Combined Ratio
Gross	85.5%	82.1%	97.5%	86.3%
Net	103.1%	93.7%	109.3%	97.9%

Tower Group, Inc.
Schedule of Adjusted Segment Results of Operations
Personal Insurance Segment Information

			Three-months ended			Three-months ended
	Three-months ended		September 30, 2010			December 31, 2010
	March 31.	June 30,		Reciprocal			Reciprocal
($ in thousands)	2010	2010	Tower	Exchanges	Total	Tower	Exchanges	Total

Revenues
Premiums earned
Gross premiums earned	$43,191	$46,835	$113,590	$55,954	$169,544	$105,309	$58,044	$163,353
Less: ceded premiums earned	(8,576)	(4,012)	(18,408)	(9,941)	(28,349)	(20,066)	(10,266)	(30,332)

Net premiums earned	34,615	42,823	95,182	46,013	141,195	85,243	47,778	133,021
Ceded commission revenue	1,046	(975)	651	1,026	1,677	3,297	1,025	4,322
Policy billing fees	191	300	1,024	151	1,175	1,698	149	1,847

Total revenue	35,852	42,148	96,857	47,190	144,047	90,238	48,952	139,190

Expenses
Loss and loss adjustment expenses
Gross loss and loss adjustment expenses	34,360	15,360	51,899	40,959	92,858	38,918	27,873	66,791
Less: ceded loss and loss adjustment expenses	(783)	(1,261)	(3,452)	(6,309)	(9,761)	(2,542)	(321)	(2,863)

Net loss and loss adjustment expenses	33,577	14,099	48,447	34,650	83,097	36,376	27,552	63,928
Underwriting expenses
Direct commission expenses	7,918	7,840	20,162	8,303	28,465	20,472	10,050	30,522
Other underwriting expenses	9,139	7,287	18,985	7,723	26,708	24,569	16,569	41,138

Total underwriting expenses	17,057	15,127	39,147	16,026	55,173	45,041	26,619	71,660

Underwriting profit	$(14,782)	$12,922	$9,263	$(3,486)	$5,777	$8,821	$(5,219)	$3,602

Key Measures
Premiums written
Gross premiums written	$35,737	$51,895	$112,237	$56,217	$168,454	$85,873	$70,580	$156,453
Less: ceded premiums written	(7,881)	(4,338)	(19,265)	(12,722)	(31,987)	(30,628)	(10,901)	(41,529)

Net premiums written	$27,856	$47,557	$92,972	$43,495	$136,467	$55,245	$59,679	$114,924

Calendar Year Loss Ratio
Gross	79.6%	32.8%	45.7%	73.2%	54.8%	37.0%	48.0%	40.9%
Net	97.0%	32.9%	50.9%	75.3%	58.9%	42.7%	57.7%	48.1%
Underwriting Expense Ratios
Gross	39.0%	31.7%	33.6%	28.4%	31.8%	41.2%	45.6%	42.7%
Net	45.7%	36.9%	39.4%	32.3%	37.1%	47.0%	53.3%	49.2%
Combined Ratio
Gross	118.6%	64.5%	79.3%	101.6%	86.6%	78.1%	93.6%	83.6%
Net	142.7%	69.8%	90.3%	107.6%	95.9%	89.7%	110.9%	97.3%